UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

______________

FORM 8-K

______________

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (Date of earliest event reported): May 11, 2009 (May 6, 2009)

______________

NATIONAL FINANCIAL PARTNERS CORP.

(Exact name of registrant as specified in its charter)

______________

Delaware	001-31781	13-4029115
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

340 Madison Avenue, 19th Floor New York, New York		10173
(Address of principal executive offices)		(Zip Code)

(212) 301-4000
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

______________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Results of Operations and Financial Condition.

On May 6, 2009, National Financial Partners Corp. (the “Company”) entered into the Third Amendment (the “Third Amendment”) to its Credit Agreement, dated as of August 22, 2006, as amended, among the Company, the financial institutions party thereto and Bank of America, N.A., as administrative agent. Capitalized terms used and not defined in this Item 1.01 have the meanings set forth in the Third Amendment.

Pursuant to the Third Amendment, the definition of EBITDA has been amended to expressly provide that the non-cash impairment of goodwill and intangible assets associated with the Company’s evaluation of intangible assets for the first quarter of 2009 in accordance with FASB SFAS No. 144, "Accounting for the Impairment or Disposal of Long-Lived Assets" and FASB SFAS No. 142, "Goodwill and Other Intangible Assets" will be disregarded in the calculation of EBITDA.

The foregoing description of the Third Amendment is not complete and is qualified in its entirety by reference to the full text of the Third Amendment, which is filed as Exhibit 10.1 hereto and incorporated herein by reference.

Item 2.02	Results of Operations and Financial Condition.

On May 11, 2009, the Company issued (i) a press release containing financial information for the Company for the quarterly period ended March 31, 2009, a copy of which is attached hereto as Exhibit 99.1, and (ii) the Quarterly Financial Supplement for the period ended March 31, 2009, a copy of which is attached hereto as Exhibit 99.2.

Item 9.01	Financial Statements of Exhibits.

(d) Exhibits

Exhibit Number	Description
10.1	Third Amendment to Credit Agreement, dated as of May 6, 2009, among National Financial Partners Corp., the financial institutions party thereto and Bank of America, N.A., as administrative agent
99.1	Press Release, dated May 11, 2009, of National Financial Partners Corp.
99.2	Quarterly Financial Supplement for the period ended March 31, 2009

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

National Financial Partners Corp. Date: May 11, 2009

By:	/s/ Donna J. Blank

Name:	Donna J. Blank
Title:	Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description
10.1	Third Amendment to Credit Agreement, dated as of May 6, 2009, among National Financial Partners Corp., the financial institutions party thereto and Bank of America, N.A., as administrative agent
99.1	Press Release, dated May 11, 2009, of National Financial Partners Corp.
99.2	Quarterly Financial Supplement for the period ended March 31, 2009